EXHIBIT 10.2

                                                              Loan No. 6 103 651

                        ENVIRONMENTAL INDEMNITY AGREEMENT

         THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "AGREEMENT") is made as of September 27, 1999 by CRIT-NC, LLC, a Virginia limited liability company, having an office at 306 East Main Street, Richmond, Virginia 23219 ("BORROWER"), and CORNERSTONE REALTY INCOME TRUST, INC., a Virginia corporation ("PRINCIPAL") (Borrower and Principal, individually and collectively, as the context requires, shall be referred to as "INDEMNITOR"), in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("LENDER").

                                    RECITALS:

A. Borrower is the sole owner of the premises in Exhibit A attached to the Security Instrument (hereinafter defined) and incorporated herein by reference thereto ("PROPERTY");

B. Lender has made a loan to Borrower in the principal sum of Twenty-Two Million Nine Hundred Fifty Thousand and No/100 Dollars ($22,950,000.00) ("LOAN") evidenced by that certain Promissory Note dated as of the date of this Agreement ("NOTE") and secured by, among other things, those certain two (2) Deeds of Trust and Security Agreements dated as of the date of this Agreement executed by Borrower in favor of Lender to be recorded in the real estate records of Mecklenburg County, North Carolina and Wake County, North Carolina (collectively, the "INSTRUMENT") (capitalized terms used without definition shall have the meanings ascribed to them in the Instrument) and the Documents; and

C. Lender was willing to make the Loan to Borrower only if Indemnitor entered into this Agreement; and

D. Principal is an owner of a legal and/or beneficial interest in Borrower and thus will derive substantial benefit from the Loan. Each of the Indemnitor enters into this Agreement to induce Lender to make the Loan.

                                    AGREEMENT

IN CONSIDERATION of the principal sum of the Note and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor, jointly and severally, agrees as follows:

1. Instrument Incorporated. The terms and conditions of the Instrument are incorporated into this Agreement as if fully set forth in this Agreement. Principal acknowledges that it has received and reviewed the Instrument.

2. Representations and Warranties. Principal makes and Borrower makes and reaffirms the representations and warranties set forth in Sections 2.01(iii), 2.01(iv), 2.02, 2.03, 2.06, 2.07, and 3.12(a) of the Instrument, as
if set forth herein.

3.       Environmental Covenants. Indemnitor covenants and agrees to comply with
Section 3.12(b) of the Instrument, and, for the purpose of this covenant, all references in Section 3.12(a) to "Borrower" shall be deemed to refer to "Indemnitor."

4. Lender's Rights, Cooperation and Access. Lender and any other person ("PERSON" in this Agreement shall have the same meaning as in the Instrument) designated by Lender shall have the rights set forth in Section 3.12(c).

5. Indemnification. Indemnitor covenants and agrees, at its sole cost and expense, to indemnify (as defined in the Instrument) any or all of the Indemnified Parties from and against any and all Losses imposed on, incurred by or asserted against the Indemnified Parties, directly or indirectly, arising out of or in connection with any one or more of the following: (a) the presence of any Hazardous Materials affecting the Property ("AFFECTING THE PROPERTY" in this Agreement shall have the same meaning as in the Instrument); (b) any past, present, future or threatened Release of Hazardous Materials affecting the Property; (c) any activity by any Indemnitor, person affiliated with any Indemnitor ("AFFILIATE"), Tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, handling, transfer or transportation to or from the Property, or removal of any Hazardous Materials at any time affecting the Property; (d) any activity by any Indemnitor, Affiliate, Tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Materials at any time affecting the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including ("INCLUDING" in this Agreement shall have the same meaning as in the Instrument) any removal, remedial or corrective action, penalties or fines; (e) any past, present, future or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including any failure by any Indemnitor, Affiliate, Tenant or other user of the Property to comply with any order of any governmental authority in connection with any Environmental Laws; (f) the actual or threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement; (h) any past, present, future or threatened injury to, destruction of, or loss of natural resources in any way connected with the Property, including costs to investigate and assess such injury, destruction or loss; (i) any acts of any Indemnitor, Affiliate, Tenant or other user of the Property in arranging for disposal or treatment of Hazardous Materials at any facility or incineration vessel containing such or similar Hazardous Materials, including arrangements with any transporter; (j) any acts of any Indemnitor, Affiliate, Tenant or other user of the Property in accepting any Hazardous Materials for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Material which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, property or other damage arising under any statutory, common law or tort law theory, including damages assessed for trespass or for private or public nuisance or for operation of an abnormally dangerous activity on or near the Property, with respect to Hazardous Materials or violations of Environmental Laws; and (l) any misrepresentation, inaccurate representation or warranty, material breach or failure to perform under the provisions of this Agreement. Notwithstanding the foregoing, Indemnitor shall not be obligated to indemnify the Indemnified Parties to the extent that (1) the contamination of the Property was caused solely by actions, conditions, or events that occurred after the date Lender (or any purchaser at a foreclosure sale) actually acquired title to the Property and (2) the contamination of the Property was not caused, contributed to, enhanced, or exacerbated by the direct or indirect, actions or inactions, of any Indemnitor or any partners, officers, members, shareholders, employees, or agents of any Indemnitor, or (3) the contamination of the Property was caused solely by the gross negligence or willful misconduct of Lender or any officers, employees or agents of Lender.

6. Duty to Defend, Attorneys and Other Fees and Expenses. Indemnitor agrees that the provisions of (a) Section 8.06 of the Instrument shall apply to this Agreement except all references to "Article VIII" or "this Section" shall be deemed to include this Agreement, and, for the purpose of this covenant, all references in Section 8.06 to "Borrower" shall be deemed to refer to "Indemnitor," and (b) Section 6.03 of the Instrument shall apply to all Costs, expenses or other amounts paid or incurred by the Indemnified Parties under this Agreement. The term "ON DEMAND" shall have the same meaning as in the Instrument.

7. Recourse Obligations and Survivability. Indemnitor agrees that the provisions of Section 8.07 of the Instrument shall apply to this Agreement except all references to "Section 8.05" and "Article VIII" shall be deemed to include this Agreement, and, for the purpose of this covenant, all references in
Section 8.07 to "Borrower" shall be deemed to refer to "Indemnitor." In addition, Indemnitor acknowledges and agrees that each Indemnitor, jointly and severally, is fully and personally liable for the obligations under this Agreement, and such liability is not limited to the original or amortized principal balance of the Loan or the value of the Property.

8. Unimpaired Liability. The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor consents to and agrees to be bound by, any amendment or modification of the provisions of the Documents (other than this Agreement) by any Indemnitor or successor-in-interest to any Indemnitor. In addition, the liability of Indemnitor shall in no way be limited or impaired by (a) any extension(s) of time for performance required under the Documents, (b) any sale or transfer of all or part of the Property, (c) except as provided in this Agreement or in the Documents, any exculpatory provision in the Documents limiting Lender's recourse to the Property or to any other security for the Note, or limiting Lender's rights to a deficiency judgment against any Indemnitor, (d) the accuracy or inaccuracy of the representations and warranties made by any Indemnitor under the Documents, (e) the release of any Indemnitor or person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Documents by operation of law, Lender's voluntary act, or otherwise, (f) the release or substitution in whole or in part of any security for the Note, or (g) Lender's failure to record or file (or improper filing or recording of) any of the Documents or Lender's failure to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in all such cases, whether with or without notice to Indemnitor and with or without consideration.

9. Enforcement. Lender may enforce the obligations of Indemnitor under this Agreement without first resorting to or exhausting any security or collateral or without first having recourse to the Documents or any of the Property, through foreclosure proceedings or otherwise; provided, however, that nothing herein shall inhibit or prevent Lender from suing on the Note or exercising any other rights or remedies in the Documents. This Agreement is not collateral or security for the debt of Borrower pursuant to the Loan, unless Lender expressly elects in writing to make this Agreement additional collateral or security for the debt of Borrower pursuant to the Loan. It is not necessary for an Event of Default to have occurred under the Documents for Lender to exercise its rights under this Agreement.

10. Waivers and Delays. To the fullest extent Indemnitor may do so under Laws, Indemnitor makes the waivers and agrees to be bound by the provisions of
Section 6.06 and Section 6.07 of the Instrument, and, for the purpose of this covenant, all references in Section 6.06 and Section 6.07 to "Borrower" shall be deemed to refer to "Indemnitor." In addition, Indemnitor waives and relinquishes all rights and remedies under Laws for the benefit of Indemnitor or guarantors except any rights of subrogation which any Indemnitor may have; provided, however, that the indemnity in this Agreement is not (a) contingent upon the existence of any such rights of subrogation or (b) subject to any claims or defenses which may be asserted in connection with the enforcement of such subrogation rights including any claim that such rights were abrogated by any acts of Lender. Notwithstanding the foregoing, Indemnitor agrees to postpone the exercise of any rights of subrogation with respect to the Property and any other collateral securing the Loan until the Loan shall have been paid in full. No delay by Lender in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

11. Subrogation. Indemnitor shall take all reasonable actions, including institution of legal action against third parties, necessary or appropriate to obtain reimbursement, payment or compensation from persons responsible for the presence of any Hazardous Materials affecting the Property or otherwise obligated by Laws to bear the cost. Lender shall be subrogated to all of Indemnitor's present and future rights in such claims.

12. Notice of Legal Actions. Indemnitor shall, within seven (7) days of receipt, give written notice to Lender and to any other Indemnitor (a) any notice, advice or other communication from any governmental entity or any source with respect to Hazardous Materials affecting the Property and (b) any legal action brought against such party or related to the Property, with respect to which any Indemnitor may have liability under this Agreement.

13. Notices. All notices or other written communications under this Agreement shall be given in accordance with and governed by Section 9.02 of the Instrument. Notices to Borrower and Lender shall be sent to the addresses in said Section 9.02, and notices to Principal shall be addressed as follows:


If to Principal:                                            With a copy to notices sent to Principal to:

Cornerstone Realty Income Trust, Inc.                       McGuire Woods Battle & Boothe LLP
306 East Main Street                                        901 East Cary Street
Richmond, Virginia  23219                                   Richmond, Virginia  23219-4030
Attn: Stanley J. Olander, Jr.                               Attn: Martin B. Richards


14. Applicable Law and Submission to Jurisdiction. Indemnitor agrees that the provisions of Section 9.04 of the Instrument shall apply to this Agreement, and, for the purpose of this covenant, all references in Section 9.04 to "Borrower" shall be deemed to refer to "Indemnitor."

15. No Third Party Beneficiary. The terms of this Agreement are for the sole and exclusive protection and use of the Indemnified Parties. No other party shall be a third party beneficiary under this Agreement, and no provision of this Agreement shall operate or inure to the use and benefit of any such third party. It is agreed that those persons included in the definition of Indemnified Parties are not excluded third party beneficiaries.

16. Joint and Several Liability. If Indemnitor consist of more than one person or entity, the obligations and liabilities of each such person hereunder are joint and several.

17. WAIVER OF TRIAL BY JURY. INDEMNITOR AND LENDER HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE DOCUMENTS, OR ANY ACTS OR OMISSIONS OF LENDER IN CONNECTION THEREWITH.

IN WITNESS WHEREOF, Indemnitor has duly executed this Agreement as of the date first above written.



                                                      BORROWER:

                                                      CRIT-NC, LLC, a Virginia limited liability
                                                      company (SEAL)

                                                      By:  CORNERSTONE REALTY
                                                           INCOME TRUST, INC., a Virginia
                                                           corporation, Managing Member

                                                               By:  Stanley J. Olander, Jr.
                                                                    -----------------------------------
Attest:  /s/  David S. McKenney                                     Name:  Stanley J. Olander, Jr.
         -----------------------------                                     ----------------------------
         Name:   David S. McKenney                                  Title: Chief Financial Officer
               -----------------------                                     ----------------------------
         Title:  Sr. Vice President
               -----------------------

         [CORPORATE SEAL]



                                                      PRINCIPAL:


                                                      CORNERSTONE REALTY INCOME
                                                      TRUST, INC., a Virginia corporation

Attest:  /s/  David S. McKenney                       By:  /s/  Stanley J. Olander, Jr.
         -----------------------------                   ---------------------------------
         Name:   David S. McKenney                         Name:  Stanley J. Olander, Jr.
               -----------------------                           -------------------------
         Title:  Sr. Vice President                        Title: Chief Financial Officer
               -----------------------                           -------------------------

       [CORPORATE SEAL]
